Supplement dated March 15, 2021
to the Prospectuses, as supplemented, if applicable, of the following Fund (the Fund):
Fund	Prospectuses Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Emerging Markets Fund	05/1/2020
Effective March 15, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” or “Summary of Columbia VP - Emerging Markets Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2012
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	March 2021

The rest of the section remains the same.
On the Effective Date, the information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section or under the caption "Portfolio Management - Portfolio Managers" in the "More Information About Columbia VP - Emerging Markets Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2012
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	March 2021

Mr. White joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.
Mr. Cameron joined one of the Columbia Management legacy firms or acquired business lines in 2008. He was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto.
Mr. Vickery joined the Investment Manager in 2010. Mr. Vickery began his investment career in 2006 and earned a B.B.A. at the University of Georgia and an MBA from the Kellogg School of Management at Northwestern University.
Mr. Lin joined the Investment Manager in 2019. Prior to joining the Investment Manager, Mr. Lin worked as a senior analyst at Yulan Capital, LLC Group and previously worked as an analyst at Surveyor Capital (Citadel, LLC.), Merchants’ Gate Capital, LP and J.P. Morgan Securities. Mr. Lin began his investment career in 2006 and earned a Bachelor of Commerce degree from Queen’s University and an MBA from the Wharton School, University of Pennsylvania.
Mr. Powell joined the Investment Manager in 2016. Prior to joining the Investment Manager, Mr. Powell was an equity research analyst at Wellington Management from 2004 to 2016. Mr. Powell began his investment career in 2000 and earned a B.A. from Colby College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-360 A (3/21)